UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2023

United States 12 Month Natural Gas Fund, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34535	26-0431733
(Commission File Number)	(IRS Employer Identification No.)

1850 Mt. Diablo Boulevard, Suite 640 Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

(510) 522-9600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of United States 12 Month Natural Gas Fund, LP	UNL	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On November 14, 2023, United States 12 Month Natural Gas Fund, LP (the “Registrant”) dismissed Spicer Jeffries LLP (“Spicer Jeffries”) as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The audit reports of Spicer Jeffries on the Registrant’s financial statements for the years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the prior two fiscal years ended December 31, 2022 and 2021, and in the subsequent interim period, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Registrant and Spicer Jeffries on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure that, if not resolved to the satisfaction of Spicer Jeffries, would have caused it to make reference to the matter thereof in connection with its report for such year, and (ii) no “reportable events” within the meaning of Item 304(a)(i)(v) of Regulation S-K.

The Board of Directors of United States Commodity Funds LLC (“USCF”), which serves as the general partner of the Registrant, based on the recommendation of the Audit Committee of USCF, approved the decision to change independent registered public accounting firms.

The Registrant provided Spicer Jeffries with a copy of the disclosures in this Current Report on Form 8-K (“Form 8-K”) prior to filing with the Securities and Exchange Commission (“SEC”). A copy of Spicer Jeffries’s letter to the SEC, stating whether it agrees with the statements made by the Registrant in this Form 8-K, is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On November 14, 2023, (the “Engagement Date”), the Board of Directors of USCF, as general partner of the Registrant, based on the recommendation of the Audit Committee of USCF, engaged Cohen & Company, Ltd. (“Cohen”) as the Registrant’s independent registered public accounting firm for the Registrant’s fiscal year ending December 31, 2023.

During the prior two fiscal years ended December 31, 2022 and 2021, as well as in the subsequent interim period through the Engagement Date, neither the Registrant, nor any representative acting on its behalf, consulted Cohen regarding any of the matters outlined in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Spicer Jeffries LLP addressed to the Securities and Exchange Commission, dated November 16, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES 12 MONTH NATURAL GAS FUND, LP By: United States Commodity Funds LLC, its general partner

Dated: November 16, 2023
	By:	/s/ Stuart P. Crumbaugh
	Name:	Stuart P. Crumbaugh
	Title:	Chief Financial Officer